Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
13. INCOME TAXES
The Company did
 no
t record a federal or state income tax provision or benefit for the years ended December 31, 2024 and 2023, as it has been incurring net losses since inception. In addition, the net deferred tax assets generated from net operating losses are fully offset by a valuation allowance as the Company believes it is not more likely than not that the benefit will be realized.

Income tax expense consists of the following (in thousands):

	Year Ended December 31,
	2024	2023
Current expense (benefit):
Federal	$—	$—
State	—	—

Total current expense (benefit):	$—	$—
Deferred expense (benefit):
Federal	$13,004	$11,207
State	3,181	3,361
Foreign	741	—

Deferred tax benefit	16,926	14,568
Less change in valuation allowance	(16,926)	(14,568)

Total income tax expense (benefit)	$—	$—

The Company had an effective tax rate of 0% for the years ended December 31, 2024 and 2023. The provision for income taxes differs from the amount expected by applying the federal statutory rate to the loss before taxes as follows:

	Year Ended December 31,
	2024	2023
Federal statutory income tax rate	21.0%	21.0%
State income taxes	5.5%	7.8%
Foreign rate differential	0.1%	0.1%
Permanent differences	0.4%	1.1%
Equity-based compensation	1.3%	(0.4)%
Preferred stock liability fair value adjustment	(1.3)%	—%
Tax credits	2.2%	4.4%
Change in valuation allowance	(29.2)%	(34.0)%

Effective income tax rate	—%	—%

The components of the Company’s net deferred tax assets and liabilities as of December 31, 2024 and 2023, were as follows (in thousands):

	Year Ended December 31,
	2024	2023
Deferred tax assets
Net operating loss carryforward	$109,392	$11,392
Research credits	13,946	4,336
Lease liability	660	817
Capitalized research and development expenses	40,742	14,595
Accruals & other	863	1,027
Amortization	3,555	—
Stock-based compensation	2,112	—

Total deferred tax assets	171,270	32,167

Valuation allowance	(170,177)	(30,228)

Net deferred tax assets	$1,093	$1,939

Deferred tax liabilities
Depreciation	$(485)	$(1,210)
Right of use asset	(608)	(729)

Total deferred tax liabilities	(1,093)	(1,939)

Net deferred tax assets (liability)	$—	$—

Deferred Tax Assets and Valuation Allowance
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2024 and 2023, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2024 and 2023. The Company’s valuation allowance increased during the year by $140.0 million for the year ended December 31, 2024 due primarily to the generation of net operating losses.
NOL Carryforwards
Net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50% as defined under Sections 382 and 383 in the Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on AVROBIO’s value immediately prior to the ownership change multiplied by the long-term tax exempt rate which is published monthly. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a Section 382 study to assess whether the Reverse Merger resulted in an ownership change under Section 382 that could limit the ability to use the net operating loss carryforwards of AVROBIO and Tectonic. Nor has the Company completed a Section 382 study to assess whether an ownership change or changes has/have occurred related to Tectonic Therapeutic’s pre-merger
activity. However, the Reverse Merger is expected to result in an ownership change for AVROBIO. Therefore, the Company does not expect to be able to utilize a material portion, if any, of the historic net operating losses and tax credit carryforwards from AVROBIO. The impact of this would not materially impact the financial statements, given the full valuation allowance.
As of December 31, 2024, the Company has net operating loss carryforwards for federal and state tax reporting purposes of $399.3 million and $71.9 million, respectively. Net operating loss carryforwards generated after December 31, 2017 for federal tax reporting purposes of $399.3 million have an indefinite life. Net operating loss carryforwards for state purposes of $71.9 million, which begin to expire in 2040. As of December 31, 2024, the Company also has federal and state research and development tax credits of $10.5 million and $4.4 million, which being to expire in 2040 and 2035, respectively.
The Tax Cuts and Jobs Act (TCJA) resulted in significant changes to the treatment of research and development expenditures under Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all research and development expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign research and development activities must be amortized over 15 years—both using a midyear convention. During the year ended December 31, 2024, the Company capitalized $40.3 million of research and development expenses.
Uncertain Tax Position
The Company evaluates its uncertain tax positions under ASC 740 which requires that realization of an uncertain income tax position be recognized. The benefit to be recorded is the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current conventions. The Company concluded that there are no uncertain tax positions in any of the periods presented.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. The earliest tax years that remain subject to examination by jurisdiction is 2020 for both federal and state. However, to the extent the Company utilizes net operating losses from years prior to 2020, the statute remains open to the extent of the net operating losses or other credits are utilized.